SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 1, 1996
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                           FLEET FINANCIAL GROUP, INC.
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                  1-6366                                05-0341324
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          (Commission File Number) (IRS Employer Identification No.)


              One Federal Street, Boston, MA            02110
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             (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 617-292-2000
                                                          --------------


         ------------------------------------------------------------
        (Former name or former address, if changed since last report)



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Item 2.     Acquisition or Disposition of Assets
            ------------------------------------

                  On May 1, 1996, Fleet Financial Group, Inc. ("Fleet")
            consummated the merger of Fleet Bank of New York, National Association ("FBNY") with and into NatWest Bank, National Association ("NatWest Bank"), pursuant to an Agreement and Plan of Merger (the "NatWest Merger Agreement") between Fleet and National Westminster Bank Plc ("NatWest Plc") dated December 19, 1995, as amended by an Amendment No. 1 to Agreement and Plan of Merger between Fleet and NatWest Plc dated April 30, 1996. NatWest Bank continues its existence under the name "Fleet Bank, National Association" (the "Surviving Bank"). In accordance with the NatWest Merger Agreement, Fleet may pay a purchase price of up to $3.26 billion consisting of an immediate payment of $2.7 billion, subject to adjustment based on the tangible net worth of NatWest Bank, and an earnout payment (the "Earnout") of up to $560 million over the next eight years. The Earnout, which will be based on the level of earnings of the Surviving Bank during such period, may be prepaid by Fleet at any time at a price to be negotiated, and is subject to accelerated prepayment under certain circumstances.

                  The Merger was accounted for as a purchase.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            The following exhibits are filed as part of this report:

      2 Agreement and Plan of Merger dated as of December 19, 1995 between Fleet and NatWest Plc (incorporated by reference to Exhibit 2(a) of the Registrant's report on Form 8-K dated December 19, 1996), as amended by an Amendment No. 1 to Agreement and Plan of Merger between Fleet and NatWest Plc dated April 30, 1996.

      99(a) Amended and Restated Unaudited Pro Forma Combined Financial
            Statements and Notes Thereto (incorporated by reference to Exhibit 99(a) of the Registrant's reports on Form 8-K dated March 15, 1996 (as amended by Form 8 K/A dated April 5, 1996)).

      99(b) Consolidated Statements of Condition of NatWest Bancorp ("Bancorp"), a wholly-owned, indirect subsidiary of NatWest Plc, as of December 31, 1995 and 1994; Bancorp's Consolidated Statements of Operations, Consolidated Statements of Changes in Equity Capital and Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993 and Notes thereto (incorporated by reference to Exhibit 99(a) of the Registrant's report on Form 8-K dated March 25, 1996).

      99(c) Press Release, Fleet Financial Group, Inc., dated May 1, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                    FLEET FINANCIAL GROUP, INC.




                                    By:         /s/   William C. Mutterperl
                                    ---------------------------------------
                                                William C. Mutterperl
                                                Senior Vice President,Secretary
                                                      and General Counsel


Date:  May 1, 1996

                               EXHIBIT INDEX
                               -------------

 EXHIBIT
   NO.                          DESCRIPTION
 -------                        -----------


      2 Agreement and Plan of Merger dated as of December 19, 1995 between Fleet and NatWest Plc (incorporated by reference to Exhibit 2(a) of the Registrant's report on Form 8-K dated December 19, 1996), as amended by an Amendment No. 1 to Agreement and Plan of Merger between Fleet and NatWest Plc dated April 30, 1996.

      99(a) Amended and Restated Unaudited Pro Forma Combined Financial
            Statements and Notes Thereto (incorporated by reference to Exhibit 99(a) of the Registrant's reports on Form 8-K dated March 15, 1996 (as amended by Form 8 K/A dated April 5, 1996)).

      99(b) Consolidated Statements of Condition of NatWest Bancorp ("Bancorp"), a wholly-owned, indirect subsidiary of NatWest Plc, as of December 31, 1995 and 1994; Bancorp's Consolidated Statements of Operations, Consolidated Statements of Changes in Equity Capital and Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993 and Notes thereto (incorporated by reference to Exhibit 99(a) of the Registrant's report on Form 8-K dated March 25, 1996).

      99(c) Press Release, Fleet Financial Group, Inc., dated May 1, 1996.